WesMark Funds

(the “Trust”)

WesMark Government Bond Fund

(the “Fund”)

Supplement dated May 29, 2026 to the Trust’s

currently effective Prospectus and Statement of Additional Information (“SAI”) each dated May 1, 2026

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Reduction in Advisory Fee

The Board of Trustees of the Trust, including those Trustees who are not “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940, as amended, has approved a contractual reduction in the Fund’s advisory fee rate.

Effective June 1, 2026, the Fund will pay its investment adviser, WesBanco Investment Department, a division of WesBanco Bank, Inc. (the “Adviser”), an advisory fee at an annualized rate of 0.56% of the Fund’s average daily net assets. Prior to June 1, 2026, the Fund paid the Adviser an advisory fee at an annualized rate of 0.60% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse a Fund for certain operating expenses.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement for the Fund will be available in the Fund’s June 30, 2026 semi-annual report.

Operating Expense Reduction

Accordingly, effective June 1, 2026, the Annual Fund Operating Expenses table and the Expense Example in the summary section of the Prospectus are restated to reflect changes to “Management Fees” and “Total Annual Fund Operating Expenses”:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.56%
Distribution (12b-1) Fees	None
Shareholder Services Fee*	0.25%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.00%
*	The shareholder services fee will be paid to financial intermediaries, including affiliates of the Adviser, for the provision of certain shareholder services.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$102	$318	$552	$1,225

Further, the first paragraph of the Who Manages the Funds? – Advisory Fees section of the Prospectus is restated as follows to reflect the foregoing changes:

The Adviser receives an annual investment advisory fee equal to a percentage of each Fund’s average daily net assets at the following rates: 0.75% of the Small Company Fund, Large Company Fund, Balanced Fund and Tactical Opportunity Fund; 0.60% of the West Virginia Municipal Bond Fund; and 0.56% of the Government Bond Fund. The Adviser may voluntarily waive a portion of its fee or reimburse a Fund for certain operating expenses.

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THIS SUPPLEMENT PROVIDES RELEVANT INFORMATION FOR ALL SHAREHOLDERS AND PROSPECTIVE INVESTORS AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

The Fund’s Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission and are incorporated herein by reference. For a free paper or electronic copy of the Fund’s Prospectus and SAI, including any supplements thereto, and other information, go to www.wesmarkfunds.com/resources, call 1-800-864-1013 or ask any financial intermediary who offers shares of the Funds.